                     ATTACHMENT FOR CURRENT FILING OF N-SAR
                                SUB-ITEM 77Q1(a)

The following amendments were made to the Registrant's Declaration of Trust:

1. Termination of Series III and Series IIIA Series of Shares on September 29, 2006.

2. Termination of the Mid Cap Core Trust and Strategic Value Trust on December 13, 2006.

                               JOHN HANCOCK TRUST

                                 TERMINATION OF
                        SERIES III AND SERIES IIIA SHARES
                              OF JOHN HANCOCK TRUST

     The undersigned, constituting a majority of the Trustees of John Hancock Trust, a Massachusetts business trust (the "Trust"), acting pursuant to power conferred on the Trustees by the Agreement and Declaration of Trust of the Trust dated September 29, 1988, do hereby terminate and abolish Series III shares of each of the series of the Trust and Series IIIA shares of each series of the Trust set forth below.

Lifestyle Aggressive Trust
Lifestyle Growth Trust
Lifestyle Balanced Trust
Lifestyle Moderate Trust
Lifestyle Conservative Trust

     In witness whereof, the undersigned have executed this instrument in duplicate original counterparts and have caused a duplicate original to be lodged among the records of the Trust this 29 day of September, 2006.


/s/ Don B. Allen                        /s/ Charles L. Bardelis
-------------------------------------   ----------------------------------------
Don B. Allen                            Charles L. Bardelis


/s/ James R. Boyle                      /s/ Peter S. Burgess
-------------------------------------   ----------------------------------------
James R. Boyle                          Peter S. Burgess


/s/ Elizabeth Cook                      /s/ Hassell H. McClellan
-------------------------------------   ----------------------------------------
Elizabeth Cook                          Hassell H. McClellan


/s/ James M. Oates                      /s/ John D. Richardson
-------------------------------------   ----------------------------------------
James M. Oates                          John D. Richardson


/s/ F. David Rolwing
-------------------------------------
F. David Rolwing

The Agreement and Declaration of Trust of the Trust, dated September 29, 1988, a copy of which together with all amendments thereto is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that this instrument was executed by the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of them or the shareholders of the Trust individually, but are binding only upon the assets belonging to the Trust, or the particular Series of Shares in question, as the case may be.

                               JOHN HANCOCK TRUST

                                 TERMINATION OF
                          SERIES OF JOHN HANCOCK TRUST

     The undersigned, constituting a majority of the Trustees of John Hancock Trust, a Massachusetts business trust (the "Trust"), acting pursuant to power conferred on the Trustees by the Agreement and Declaration of Trust of the Trust dated September 29, 1988, do hereby terminate and abolish the series of the Trust set forth below and the establishment and designation thereof.

Mid Cap Core Trust
Strategic Value Trust

          In witness whereof, the undersigned have executed this instrument in duplicate original counterparts and have caused a duplicate original to be lodged among the records of the Trust this 5 day of December, 2006.


/s/ Don B. Allen                        /s/ Charles L. Bardelis
-------------------------------------   ----------------------------------------
Don B. Allen                            Charles L. Bardelis


/s/ James R. Boyle                      /s/ Peter S. Burgess
-------------------------------------   ----------------------------------------
James R. Boyle                          Peter S. Burgess


/s/ Elizabeth Cook                      /s/ hassell  H. McClellan
-------------------------------------   ----------------------------------------
Elizabeth Cook                          Hassell H. McClellan


/s/ James M. Oates                      /s/ John D. Richardson
-------------------------------------   ----------------------------------------
James M. Oates                          John D. Richardson


/s/ F. David Rolwing
-------------------------------------
F. David Rolwing

The Agreement and Declaration of Trust of the Trust, dated September 29, 1988, a copy of which together with all amendments thereto is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that this instrument was executed by the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of them or the shareholders of the Trust individually, but are binding only upon the assets belonging to the Trust, or the particular Series of Shares in question, as the case may be.

                     ATTACHMENT FOR CURRENT FILING OF N-SAR
                                SUB-ITEM 77Q1(e)

                               Advisory Agreement

1. Amendment to Amended and Restated Advisory Agreement, dated October 2, 2006, relating to the Absolute Return Trust.

                             Subadvisory Agreements

1. Amendment to Subadvisory Agreement dated December 1, 2006 between John Hancock Investment Management Services, LLC and BlackRock Investment Management, LLC, relating to the Large Cap Value Trust.

2. Subadvisory Agreement dated December 29, 2006 between John Hancock Investment Management Services, LLC and CAM North America, LLC.

3. Amendment #3 to Subadvisory Agreement between John Hancock Investment Management Services, LLC and Fund Asset Management, L.P., relating to the Large Cap Value Trust.

4. Subadvisory Agreement dated December 29, 2006 between John Hancock Investment Management Services, LLC and Munder Capital Management, LLC.

5. Amendment to Subadvisory Agreement dated October 6, 2006 between John Hancock Investment Management Services, LLC and RCM Capital Management LLC, relating to the Science & Technology Trust.

6. Amendment to Subadvisory Agreement dated October 6, 2006 between John Hancock Investment Management Services, LLC and T. Rowe Price Associates, Inc., relating to the Science & Technology Trust.

                               JOHN HANCOCK TRUST

              AMENDMENT TO AMENDED AND RESTATED ADVISORY AGREEMENT

     AMENDMENT made this 2nd day of October, 2006, to the Amended and Restated Advisory Agreement dated January 1, 1996, as amended and restated May 1, 1999, as amended, between John Hancock Trust, a Massachusetts business trust (the "Trust"), and John Hancock Investment Management Services, LLC, a Delaware limited liability company ("JHIMS" or the "Adviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   CHANGE IN APPENDIX A

     Appendix A to this Agreement is revised to amend and restate the advisory fee for the Absolute Return Trust.

2.   EFFECTIVE DATE

          This Amendment shall become effective with respect to the Absolute Return Trust (the "Portfolio") on the later of:

(i) the date of its execution, (ii) approval by the Board of Trustees of the Trust of this Amendment and (iii) approval of the Amendment by the shareholder(s) of the Portfolio.

John Hancock Trust


By: /s/ Keith Hartstein
    ---------------------------------
    Keith Hartstein, President


John Hancock Investment Management
Services, LLC


By: /s/ Bruce Speca
    ---------------------------------
    Bruce Speca, Executive
    Vice President

                                   APPENDIX A

The Adviser shall serve as investment adviser for the Absolute Return Trust.

The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to the Absolute Return Trust, a fee computed separately for the Absolute Return Trust as follows (the "Adviser Fee").

The Adviser Fee has two components: (a) a fee on net assets invested in Affiliated Funds ("Affiliated Fund Assets") and (b) a fee on net assets not invested in Affiliated Funds ("Other Assets"). Affiliated Funds are any fund of John Hancock Trust, John Hancock Funds II and John Hancock Funds III excluding the following John Hancock Trust funds: Money Market Trust B, 500 Index Trust B, International Equity Index Trust B, Bond Index Trust B.

(a) The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of the aggregate net assets of the Absolute Return Trust and the Absolute Return Fund, a series of John Hancock Funds II, (collectively, the "Absolute Return Funds") determined in accordance with the following schedule, and that rate is applied to the Affiliated Fund Assets of the Absolute Return Trust.

ADVISORY FEE ON AFFILIATED FUND ASSETS

AGGREGATE NET ASSETS OF ABSOLUTE RETURN FUNDS
---------------------------------------------
                 BETWEEN $200
      FIRST       MILLION AND    EXCESS OVER
  $200 MILLION   $500 MILLION   $500 MILLION
  ------------   ------------   ------------


(b) The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of the Absolute Return Funds determined in accordance with the following schedule, and that rate is applied to the Other Assets of the Absolute Return Trust.

ADVISORY FEE ON OTHER ASSETS

AGGREGATE NET ASSETS OF ABSOLUTE RETURN FUNDS
---------------------------------------------
                 BETWEEN $200
      FIRST       MILLION AND    EXCESS OVER
  $200 MILLION   $500 MILLION   $500 MILLION
  ------------   ------------   ------------


     The term "Aggregate Net Assets of Absolute Return Funds" in the schedule above includes the net assets of the Absolute Return Trust. The term also includes the net assets of the Absolute Return Fund, but only for the period during which the subadviser for the Absolute Return Trust also serves as the subadviser for the Absolute Return Fund and only with respect to the net assets of the Absolute Return Fund that are managed by the subadviser.

     For purposes of determining Aggregate Net Assets of the Absolute Return Funds and calculating the fee on Affiliated Fund Assets and the fee on Other Assets, the net assets of the Absolute Return Trust are determined as of the close of business on the previous business day of the Trust and the net assets of the Absolute Return Fund are determined as of the close of business on the previous business day of John Hancock Funds II. Affiliated Fund Assets and Other Assets are determined as of the close of business on the previous business day of the Trust.

     The fee on Affiliated Fund Assets for the Absolute Return Trust shall be based on the applicable annual Affiliated Funds fee rate for the Absolute Return Trust which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the Affiliated Funds Fee Table to the applicable portions of Aggregate Net Assets of Absolute Return Funds divided by (ii) Aggregate Net Assets of Absolute Return Funds (the "Applicable Annual Affiliated Funds Fee Rate").

     The fee on Other Assets for the Absolute Return Trust shall be based on the applicable annual Other Assets fee rate for the Absolute Return Trust which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the Fee Table for Other Assets to the applicable portions of Aggregate Net Assets of Absolute Return Funds divided by (ii) Aggregate Net Assets of Absolute Return Funds (the "Applicable Annual Other Assets Fee Rate").

     The fee on Affiliated Fund Assets for the Absolute Return Trust shall be accrued and paid daily to the Adviser for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Affiliated Funds Fee Rate, and multiplying this product by the Affiliated Fund Assets of the Absolute Return Trust. Fees shall be paid either by wire transfer or check, as directed by the Adviser.

     The fee on Other Assets for the Absolute Return Trust shall be accrued and paid daily to the Adviser for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Other Assets Fee Rate, and multiplying this product by the Other Assets of the Absolute Return Trust. Fees shall be paid either by wire transfer or check, as directed by the Adviser.

     The daily Adviser Fee for the Absolute Return Trust shall be the sum of the daily fee on Affiliated Fund Assets and the daily fee on Other Assets.

     If, with respect to the Absolute Return Trust, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Affiliated Funds Fee Rate or the Applicable Annual Other Assets Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                               JOHN HANCOCK TRUST
                       AMENDMENT TO SUBADVISORY AGREEMENT
                      BLACKROCK INVESTMENT MANAGEMENT, LLC

     AMENDMENT made as of this 1st day of December, 2006 to the Subadvisory Agreement dated September 30, 2006 (the "Agreement"), as amended, between John Hancock Investment Management Services, LLC, a Delaware limited partnership (the "Adviser"), and BlackRock Investment Management, LLC (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   CHANGE IN APPENDIX A

     APPENDIX A IS HEREBY AMENDED TO CHANGE THE COMPENSATION OF THE LARGE CAP VALUE TRUST.

2.   EFECTIVE DATE

     This Amendment shall become effective upon the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust, and
(ii) execution of the Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT
SERVICES, LLC


By: /s/ Bruce Speca
    ---------------------------------


BLACKROCK INVESTMENT MANAGEMENT, LLC


By: /s/ Donald C. Burke
    ---------------------------------
    Donald C. Burke
    Managing Director

                                   APPENDIX A

     The Subadviser shall serve as investment subadviser for the Portfolio of John Hancock Trust (the "Trust") listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to the Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                       BETWEEN         BETWEEN        BETWEEN
                                     $500 MILLION    $1 BILLION    $1.5 BILLION
                         FIRST           AND             AND            AND       EXCESS OVER
                     $500 MILLION   $1 BILLION OF   $1.5 BILLION    $2 BILLION     $2 BILLION
                     OF AGGREGATE     AGGREGATE     OF AGGREGATE   OF AGGREGATE   OF AGGREGATE
PORTFOLIO             NET ASSETS*    NET ASSETS*     NET ASSETS*    NET ASSETS*    NET ASSETS*
---------            ------------   -------------   ------------   ------------   ------------
Large Cap Value...

* The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to the Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

TRUST PORTFOLIO(S)           OTHER PORTFOLIO(S)
------------------           ------------------
Large Cap Value Trust   --   Large Cap Value Fund, a series of John Hancock
                             Funds II

     The Subadviser Fee for the Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for the Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to the Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                               JOHN HANCOCK TRUST
                              SUBADVISORY AGREEMENT

     AGREEMENT made this 1st day of December, 2006, between John Hancock Investment Management Services, LLC, a Delaware limited liability company (the "Adviser"), and CAM NORTH AMERICA, LLC, a Delaware limited liability company (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   APPOINTMENT OF SUBADVISER

     The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of John Hancock Trust (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the portfolios of the Trust specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolio" or "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way or otherwise be deemed an agent unless expressly authorized in this Agreement or another writing by the Trust and Adviser.

2.   SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

     i.. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

     ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such portfolio as described in the Trust's registration statement, as amended;

     iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

     iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

     v. provide determinations of the fair value of certain securities when market quotations are not readily available for purposes of calculating net asset value for the Trust's Custodian in accordance with the procedures and methods established by the Trustees of the Trust.

b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the

     Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provided research and brokerage services a higher commission for a particular transaction than otherwise might have been charges by another broker-dealer, if the Subadviser determines that the higher commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the subadviser. The Subadviser may use for the benefit of the Subadviser's other client's or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

d. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 ("the Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

3.   COMPENSATION OF SUBADVISER

     The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.   LIABILITY OF SUBADVISER

     Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or Trust for any loss suffered by the Adviser or Trust resulting from its acts or omissions as Subadviser to the Portfolios, except for losses resulting from willful misfeasance, bad faith, or gross negligence in the performance of, or from reckless disregard or, the duties of the Subadviser or any of its directors, officers or employees.

5.   SUPPLEMENTAL ARRANGEMENTS

     The Subadviser may enter into arrangements with other persons affiliated with the Subadviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Subadviser.

6.   CONFLICTS OF INTEREST

     It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as Trustees, officers, stockholders or otherwise; that directors, officers, agents and stockholders of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions thereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Articles of Incorporation of the Subadviser, respectively, or by specific provision of applicable law.

7.   REGULATION

     The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

8.   DURATION AND TERMINATION OF AGREEMENT

     This Agreement shall become effective on the later of its execution or its approval by the Board of Trustees of the Trust (as described below). Thereafter, the Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the Portfolios of the Trust.

     If any required shareholder approval of the Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of any contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

     This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

9.   PROVISION OF CERTAIN INFORMATION BY SUBADVISER

     The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. The Subadviser fails to be registered as an investment adviser under the Investment Adviser's Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this agreement.

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. the chief executive officer or controlling stockholder of the Subadviser or the portfolio manager of any Portfolio changes.

10.  AMENDMENTS TO THE AGREEMENT

     This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust who are not interested person of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the Portfolios of the Trust.

11.  ENTIRE AGREEMENT

     This Agreement contains the entire understanding and agreement of the parties with respect to the Portfolios listed in Appendix A.

12.  HEADINGS

     The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.  NOTICES

     All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14.  SEVERABILITY

     Should any portion of this Agreement for any reason be held to void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15.  GOVERNING LAW

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the Commonwealth of Massachusetts, or any of the provisions in this Agreement conflict with applicable provisions of the Investment Company Act, the latter shall control.

16.  LIMITATION OF LIABILITY

     The Declaration of Trust establishing the Trust, dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "John Hancock Trust" refers to the Trustees under the declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any Portfolio thereof, but only the assets belonging to the Trust, or to the particular portfolio with which the obligee or claimant dealt, shall be liable.

17.  CONSULTATION WITH SUBADVISERS TO OTHER TRUST PORTFOLIOS

As required by Rule 17a-10 under the Investment Company Act of 1940, the Subadviser is prohibited from consulting with the entities listed below concerning transactions for a Portfolio in securities or other assets:

1.   other subadvisers to a Portfolio

2.   other subadvisers to a Trust portfolio

3.   other subadvisers to a portfolio under common control with the Portfolio

18.  CONFIDENTIALITY OF TRUST PORTFOLIO HOLDINGS

     The parties agree to treat Trust portfolio holdings as confidential information in accordance with the Trust's "Policy Regarding Disclosure of Portfolio Holdings," as such policy may be amended from time to time, and to prohibit their employees from trading on any such confidential information.

     All information furnished by one part to the other party to the other party (including their respective agents, employees and representatives) hereunder shall be treated as confidential and shall not be disclosed to third parties, except if it is otherwise in the public domain or, with notice to the other party, as may be necessary to comply with applicable laws, rules, regulations subpoenas or court orders. Further, the Adviser and Trust agree that information supplied by the Subadviser, including approved lists, internal procedures, compliance procedures and any board materials, is valuable to the Subadviser, and the Adviser and Trust agree not to disclose any of the information contained in such materials, except: (i) as required by applicable law or regulation; (ii) as required by state or federal regulatory authorities; (iii) to the Board, counsel to the Board, counsel to the Trust, the independent accountants and any other agent of the Portfolios; or (iv) as otherwise agreed to by the parties in writing.

19.  COMPLIANCE

     Upon execution of this Agreement, the Subadviser shall provide the Adviser with the Subadviser's written policies and procedures ("Compliance Policies") as required by Rule 206(4)-7 under the Investment Advisers Act. Throughout the term of this Agreement, the Subadviser shall promptly submit to the Adviser: (i) any material changes to the Compliance Policies, (ii) notification of the commencement of a regulatory examination of the Subadviser and documentation describing the results of any such examination and of any periodic testing of the Compliance Policies, and (iii) notification of any material compliance matter that relates to the services provided by the Subadviser to the Trust including but not limited to any material violation of the Compliance Policies or of the Subadviser's code of ethics and/or related code. Throughout the term of this Agreement, the Subadviser shall provide the Adviser with any certifications, information and access to personnel and resources (including those resources that will permit testing of the Compliance Policies by the Adviser) that the Adviser may reasonably request to enable the Trust to comply with Rule 38a-1 under the Investment Company Act.

20.  USE OF NAMES

     The parties agree that the name of the Adviser and Subadviser, the names of the affiliates of the Adviser and the Subadviser and any derivative, logo, trademark, service mark or trade name are the valuable property of the Adviser and Subadviser and their affiliates, respectively. Upon termination of this Agreement, the Adviser and the Subadviser shall forthwith cease to use such name(s), derivatives, logos, trademarks, service marks or trades names of the other party. It is understood that the Subadviser shall have no responsibility to ensure the adequacy of the form or content of such materials for purposes of the Investment Company Act or other applicable laws and regulations. If the Adviser or the Subadviser makes an unauthorized use of the other party's names, derivatives, logos, trademarks, service marks or trade names, it is acknowledged that such other party shall suffer irreparable hardship for which monetary damages are inadequate and therefore such other party will be entitled to injunctive relief.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the dated first mentioned above.

                                        John Hancock Investment Management
                                        Services, LLC


                                        by: /s/ Bruce Speca
                                            ------------------------------------
                                        Name: Bruce Speca
                                        Title: Executive Vice President


                                        CAM NORTH AMERICA, LLC


                                        By: /s/ Terrence Murphy
                                            ------------------------------------
                                        Name: Terrence Murphy
                                        Title: Chief Administration Officer

                                   APPENDIX A

     The Subadviser shall serve as investment subadviser for the following portfolio of the Trust (the "Portfolio"). The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for the Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):

PORTFOLIO                ALL ASSET LEVELS
---------                ----------------
Special Value Trust...

     The Subadviser Percentage Fee for the Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

     If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                    AMENDMENT NO. 3 TO SUBADVISORY AGREEMENT

                           FUND ASSET MANAGEMENT, L.P.

     AMENDMENT made as of this ___ day of _____, 2006 to the Subadvisory Agreement dated May 1, 2003, as amended on October 17, 2005 and June 1, 2006 (the "Agreement"), between John Hancock Investment Management Services, LLC, a Delaware limited liability company (the "Adviser"), and Fund Asset Management, L.P., a Delaware limited partnership (the "Subadviser").

     WHEREAS, Adviser and Subadviser desire to amend the Agreement as permitted by section 11 of the Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants contained and agreements contained in this Amendment No. 3, the parties agree as follows:

1.   CHANGE IN APPENDIX A

     Appendix A of the Agreement relating to compensation of the Subadviser shall be deleted and replaced by the attached Appendix A.

2.   EFFECTIVE DATE

     This Amendment shall become effective on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Trust and
(ii) execution of the Amendment.

3.   AGREEMENT VALIDITY

     Except as provided for herein, all other provisions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT
SERVICES, LLC


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


FUND ASSET MANAGEMENT, L.P.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                   APPENDIX A

     The Subadviser shall serve as investment subadviser for the Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to the Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                       BETWEEN         BETWEEN        BETWEEN
                                     $500 MILLION    $1 BILLION    $1.5 BILLION
                         FIRST           AND             AND            AND        EXCESS OVER
                     $500 MILLION   $1 BILLION OF   $1.5 BILLION    $2 BILLION     $2 BILLION
                     OF AGGREGATE     AGGREGATE     OF AGGREGATE   OF AGGREGATE   OF AGGREGATE
PORTFOLIO             NET ASSETS*    NET ASSETS*     NET ASSETS*    NET ASSETS*    NET ASSETS*
---------            ------------   -------------   ------------   ------------   ------------
Large Cap Value

* The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to the Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

TRUST PORTFOLIO(S)           OTHER PORTFOLIO(S)
------------------           ------------------
Large Cap Value Trust   --   Large Cap Value Fund, a series of
                             John Hancock Funds II

     The Subadviser Fee for the Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for the Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

If, with respect to the Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                               JOHN HANCOCK TRUST

                              SUBADVISORY AGREEMENT

     AGREEMENT made this 29th day of December, 2006, between John Hancock Investment Management Services, LLC, a Delaware limited liability company (the "Adviser"), and Munder Capital Management, LLC, a Delaware limited liability company (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   APPOINTMENT OF SUBADVISER

     The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of John Hancock Trust (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolio specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolio"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2.   SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolio in accordance with the Portfolio's registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolio, the Subadviser will:

     i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolio or are under consideration for inclusion in the Portfolio;

     ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

     iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

     iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

     v. provide assistance to the Trust's Custodian regarding the fair value of securities held by the Portfolio for which market quotations are not readily available.

b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolio (excluding determination of net asset value and shareholder accounting services).

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolio in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

e. The Subadviser will maintain all accounts, books and records with respect to the Portfolio as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

f. The Subadviser shall vote proxies relating to the Portfolio's investment securities in accordance with the Trust's proxy voting policies and procedures, which provide that the Subadviser shall vote all proxies relating to securities held by the Portfolio and, subject to the Trust's policies and procedures, shall use proxy voting policies and procedures adopted by the Subadviser in conformance with Rule 206(4)-6 under the Investment Advisers Act. The Subadviser shall review its proxy voting activities on a periodic basis with the Trustees.

3.   COMPENSATION OF SUBADVISER

     The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.   LIABILITY OF SUBADVISER

     Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors.

5.   CONFLICTS OF INTEREST

     It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the governing documents of the Subadviser, respectively, or by specific provision of applicable law.

6.   REGULATION

     The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

7.   DURATION AND TERMINATION OF AGREEMENT

     This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolio, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

     If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

     This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

8.   PROVISION OF CERTAIN INFORMATION BY SUBADVISER

     The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. any change in the partners or in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

9.   SERVICES TO OTHER CLIENTS

     The Adviser understands, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

10.  CONSULTATION WITH SUBADVISERS TO OTHER TRUST PORTFOLIOS

     As required by Rule 17a-10 under the Investment Company Act of 1940, the Subadviser is prohibited from consulting with the entities listed below concerning transactions for a Portfolio in securities or other assets:

     4.   other subadvisers to a Portfolio

     5.   other subadvisers to a Trust portfolio

     6. other subadvisers to a portfolio under common control with the Portfolio

11.  CONFIDENTIALITY OF TRUST PORTFOLIO HOLDINGS

     The Subadviser agrees to treat Trust portfolio holdings as confidential information in accordance with the Trust's "Policy Regarding Disclosure of Portfolio Holdings," as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information.

12.  COMPLIANCE

Upon execution of this Agreement, the Subadviser shall provide the Adviser with the Subadviser's written policies and procedures applicable to the management of the Portfolio ("Compliance Policies") as required by Rule 206(4)-7 under the Investment Advisers Act. Throughout the term of this Agreement, the Subadviser shall promptly submit to the Adviser: (i) any material changes to the Compliance Policies, (ii) notification of the commencement of a regulatory examination of the Subadviser and documentation describing the results of any such examination and of any periodic testing of the Compliance Policies, and (iii) notification of any material compliance matter that relates to the services provided by the Subadviser to the Trust including but not limited to any material violation of the Compliance Policies or of the Subadviser's code of ethics and/or related code. Throughout the term of this Agreement, the Subadviser shall provide the Adviser with any certifications, information and access to personnel and resources (including those resources that will permit testing of the Compliance Policies by the Adviser) that the Adviser may reasonably request to enable the Trust to comply with Rule 38a-1 under the Investment Company Act. Notwithstanding the foregoing, the Subadviser may omit any non-material, non-public details to the extent that such details are not required for the Trust to comply with Rule 38a-1 under the Investment Company Act. The Adviser agrees to treat all non-public information provided pursuant to this Section 12 as confidential unless it is legally obligated to disclose such information.

13.  AMENDMENTS TO THE AGREEMENT

     This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

14.  ENTIRE AGREEMENT

     This Agreement contains the entire understanding and agreement of the parties.

15.  HEADINGS

     The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

16.  NOTICES

     All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

17.  DISCLOSURE STATEMENT

     Adviser acknowledges receipt of Subadviser's Disclosure Statement, as required by Rule 204-3 under the Investment Advisers Act of 1940, more than 48 hours prior to the date of execution of this Agreement.

18.  SEVERABILITY

     Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

19.  GOVERNING LAW

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

20.  LIMITATION OF LIABILITY

     The Agreement and Declaration of Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "John Hancock Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

                                        John Hancock Investment Management
                                        Services, LLC


                                        by: /s/ Bruce R. Speca
                                            ------------------------------------
                                            Bruce R. Speca
                                            Executive Vice President


                                        Munder Capital Management, LLC


                                        by: /s/ Stephen J. Shenkenberg
                                            ------------------------------------
                                            Stepen J. Shenkenberg
                                            Managing Director, General Counsel
                                            and Chief Compliance Officer

                                   APPENDIX A

     The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                    FIRST       EXCESS OVER
                                $500 MILLION   $500 MILLION
                                OF AGGREGATE   OF AGGREGATE
PORTFOLIO                        NET ASSETS*    NET ASSETS*
---------                       ------------   ------------
Small Cap Opportunities Trust

* The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

TRUST PORTFOLIO(S)                             OTHER PORTFOLIO(S)
------------------                   --------------------------------------
Small Cap Opportunities Trust   --   Small Cap Opportunities Fund, a series
                                     of John Hancock Funds II

     The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

             AMENDMENT 1 TO JOHN HANCOCK TRUST SUBADVISORY AGREEMENT
                           RCM CAPITAL MANAGEMENT LLC

     AMENDMENT made as of this 6th day of October, 2006 to the John Hancock Trust Subadvisory Agreement dated April 28, 2006 (the "Agreement"), between John Hancock Investment Management Services, LLC, a Delaware limited liability company (the "Adviser"), and RCM Capital Management LLC, a Delaware limited liability company (the "Subadviser").

     Whereas Subadviser currently serves as investment adviser to the Trustees of the John Hancock Trust for the Emerging Small Company Trust;

     Whereas Subadviser now undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of the Johan Hancock Trust for assets of an additional trust of the John Hancock Trust;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein the parties hereto agree as follows:

1.   CHANGE IN APPENDIX A

      APPENDIX A OF THE AGREEMENT, "COMPENSATION OF SUBADVISER," IS HEREBY AMENDED TO ADD TO APPENDIX A THE FOLLOWING PORTFOLIO (THE "PORTFOLIO") AND TO
     PROVIDE FOR THE COMPENSATION OF THE SUBADVISER WITH RESPECT THERETO AS
                   DESCRIBED IN APPENDIX A TO THIS AMENDMENT:

                           SCIENCE & TECHNOLOGY TRUST

2.   SUBADVISORY AGREEMENT

     In all other respects, the Agreement is confirmed and remains in full force and effect.

2.   EFECTIVE DATE

     This Amendment shall become effective on the later to occur of (i) approval of this amendment by the Trustees of the John Hancock Trust and (ii) the date of its execution.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

John Hancock Investment Management
Services, LLC


By: /s/ Bruce Speca
    ---------------------------------
Name: Bruce R. Speca
Title: EVP, Investment Management
       Services


RCM CAPITAL MANAGEMENT, LLC


By: /s/ Peter J. Anderson
    ---------------------------------
Name: Peter J. Anderson
Title: Chief Investment Officer

                                   APPENDIX A

     The Subadviser shall serve as co-subadviser for the Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to the Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                 FIRST $500      EXCESS OVER
                                 MILLION OF    $500 MILLION OF
                               AGGREGATE NET    AGGREGATE NET
PORTFOLIO                         ASSETS*          ASSETS*
---------                      -------------   ---------------
Science & Technology Trust..

* The term Aggregate Net Assets for a given day includes the net assets of the Portfolio managed by the Subadviser. It also includes the net assets of one or more other portfolios of the Trust or other portfolios managed by the Subadviser as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser or co-subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee for a given day, the net assets of the Portfolio and each other portfolio of the Trust are determined by the Custodian as of the close of business on the previous business day of the Trust, and the net assets of each other portfolio are determined as of the close of business on the previous business day of that other portfolio.

Trust Portfolio(s)                             Other Portfolio(s)
------------------                -------------------------------------------
Science & Technology Trust   --   Science & Technology Fund, a series of John
                                  Hancock Funds II

     The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for the Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio that are managed by the Subadviser. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

If, with respect to the Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                       AMENDMENT TO SUBADVISORY AGREEMENT
                         T. ROWE PRICE ASSOCIATES, INC.

     AMENDMENT made as of this 6th day of October, 2006 to the Subadvisory Agreement dated January 28, 1999, as amended (the "Agreement"), between John Hancock Investment Management Services, LLC, a Delaware limited liability company (the "Adviser"), and T. Rowe Price Associates, Inc., a Maryland Corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   CHANGE IN APPENDIX A

     Appendix A of the Agreement, "Compensation of Subadviser," is hereby amended to clarify the compensation of the Subadviser with respect the Science & Technology Trust (the "Portfolio") in light of the Adviser's intention to appoint an additional co-subadviser to the Portfolio.

2.   SUBADVISORY AGREEMENT

     In all other respects, the Agreement is confirmed and remains in full force and effect.

2.   EFECTIVE DATE

     This Amendment shall become effective on the later to occur of (i) approval of this amendment by the Trustees of the John Hancock Trust and (ii) the date of its execution.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT
SERVICES, LLC


By: /s/ Bruce Speca
    ---------------------------------
Name: Bruce R. Speca
Title: Executive Vice President


RCM CAPITAL MANAGEMENT, LLC


By: /s/ GD Ruchl
    ---------------------------------

                                   APPENDIX A

     The Subadviser shall serve as co-subadviser for the Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to the Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                 FIRST $500      EXCESS OVER
                                 MILLION OF    $500 MILLION OF
                               AGGREGATE NET    AGGREGATE NET
PORTFOLIO                         ASSETS*          ASSETS*
---------                      -------------   ---------------
Science & Technology Trust..

* The term Aggregate Net Assets for a given day includes the net assets of the Portfolio managed by the Subadviser. It also includes the net assets of one or more other portfolios of the Trust or other portfolios managed by the Subadviser as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser or co-subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee for a given day, the net assets of the Portfolio and each other portfolio of the Trust are determined by the Custodian as of the close of business on the previous business day of the Trust, and the net assets of each other portfolio are determined as of the close of business on the previous business day of that other portfolio.

Trust Portfolio(s)                             Other Portfolio(s)
------------------                -------------------------------------------
Science & Technology Trust   --   Science & Technology Fund, a series of John
                                  Hancock Funds II

     The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for the Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio that are managed by the Subadviser. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

If, with respect to the Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                     ATTACHMENT FOR CURRENT FILING OF N-SAR
                                SUB-ITEM 77Q1(g)

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

          THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") is made this 30th day of September, 2006, by John Hancock Trust (the "Trust"), a Massachusetts business trust, on behalf of each of the Acquired Portfolios (the "Acquired Portfolio") and each of the corresponding Acquiring Portfolios (the "Acquiring Portfolios") listed below, each of which is a separate series or portfolio of the Trust, and, for purposes of Section 9 of the Plan only, by John Hancock Investment Management Services, LLC, the investment adviser to the
Trust:

ACQUIRED PORTFOLIOS      ACQUIRING PORTFOLIOS
-------------------     ---------------------
Mid Cap Core Trust      Mid Cap Index Trust
Strategic Value Trust   Large Cap Value Trust

          WHEREAS, with respect to each Acquired Portfolio and its corresponding Acquiring Portfolio, the Trust intends to provide for the reorganization of the Acquired Portfolio through the acquisition by the Acquiring Portfolio of all or substantially all of the assets, subject to all of the liabilities, of the Acquired Portfolio in exchange for Series I, Series II and NAV voting shares of beneficial interest, par value $.01 per share, of the Acquiring Portfolio (the "Acquiring Portfolio Shares"), the liquidation of the Acquired Portfolio and the distribution to Acquired Portfolio shareholders of the Acquiring Portfolio Shares (the "Reorganization"); and

          WHEREAS, with respect to each Acquired Portfolio and its corresponding Acquiring Portfolio, the Board of Trustees of the Trust has determined that the transfer of all or substantially all of the assets and all of the liabilities of the Acquired Portfolio to the Acquiring Portfolio is in the best interests of each such Portfolio, as well as the best interests of shareholders and owners of variable life and annuity contracts funded by shares of such Portfolios ("contract owners"), and that the interests of existing shareholders and contract owners will not be diluted as a result of the Reorganization;

          NOW, THEREFORE, in consideration of the mutual promises herein contained, the Trust on behalf of, respectively, each Acquired Portfolio and its corresponding Acquiring Portfolio hereto agrees as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED PORTFOLIO IN EXCHANGE FOR ACQUIRING PORTFOLIO SHARES AND LIQUIDATION OF THE ACQUIRED PORTFOLIO

     (a) Plan of Reorganization.

     (i) The Trust on behalf of the Acquired Portfolio, will convey, transfer and deliver to the Acquiring Portfolio all of the then existing assets of the Acquired Portfolio (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash and other assets). In consideration thereof, the Trust on behalf of the Acquiring Portfolio will (A) assume and pay, to the extent that they exist on or after the Effective Time of the Reorganization (as defined in Section 1(b)(i) hereof), all of the obligations and liabilities of the Acquired Portfolio and (B) issue and deliver to the Acquired Portfolio that number of full and fractional Series I, Series II and NAV shares of the Acquiring Portfolio as determined in Section 1(c) hereof. Any Series I, Series II and NAV shares of capital stock (if any), par value $.01 per share, of the Acquired Portfolio ("Acquired Portfolio Shares") held in the treasury of the Trust at the Effective Time of the Reorganization shall thereupon be retired. Such transactions shall take place on the date provided for in Section 1(b) hereof (the "Exchange Date"). All computations for the Acquired Portfolio and the Acquiring Portfolio shall be performed by State Street Bank and Trust Company (the "Custodian"), as custodian and pricing agent for the Acquired Portfolio and the Acquiring Portfolio. The determination of the Custodian shall be conclusive and binding on all parties in interest.

     (ii) John Hancock Investment Management Services, LLC, the investment adviser to the Trust, has advised the Trust that, in connection with the Reorganization, and prior to, at or after the Effective Time of the Reorganization (as defined in Section 1(b)(i) hereof), the Lifestyle Portfolios of the Trust are expected to redeem from the Strategic Value Trust or its corresponding Acquiring Portfolio, the Large Cap Value Trust, approximately 50% of the current investments by the Lifestyle Portfolios in the Strategic Value Trust.

     (iii) As of the Effective Time of the Reorganization, the Acquired Portfolio will liquidate and distribute pro rata to its shareholders of record ("Acquired Portfolio shareholders") as of the Effective Time of the Reorganization the Acquiring Portfolio Shares received by the Acquired Portfolio pursuant to Section 1(a)(i) in actual or constructive exchange for the shares of the Acquired Portfolio held by the Acquired Portfolio shareholders. The holders of Series I, Series II and NAV shares of the Acquired Portfolio will receive, respectively, Series I, Series II and NAV shares of the Acquiring Portfolio. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the Acquired Portfolio shareholders and representing the respective pro-rata number of the Acquiring Portfolio Shares due such shareholders. The Acquiring Portfolio will not issue certificates representing the Acquiring Portfolio Shares in connection with such exchange.

     (iv) As soon as practicable after the Effective Time of the Reorganization, the Trust shall take all the necessary steps under Massachusetts law, the Trust's Agreement and Declaration of Trust (the "Declaration of Trust") and any other applicable law to effect a complete dissolution of the Acquired Portfolio.

     (b) Exchange Date and Effective Time of the Reorganization.

     (i) Subject to the satisfaction of the conditions to the Reorganization specified in this Plan, the Reorganization shall occur as of the close of regularly scheduled trading on the New York Stock Exchange (the "Effective Time of the Reorganization") on the day (the "Exchange Date") which is the later of
(A) the final adjournment of the meeting of the holders of Acquired Portfolio shares at which this Plan will be considered, (B) December 1, 2006 and (C) such later day as the Trust may determine.

     (ii) All acts taking place on the Exchange Date shall be deemed to take place simultaneously as of the Effective Time of the Reorganization unless otherwise provided.

     (iii) In the event that on the proposed Exchange Date (A) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (B) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate valuation of the net assets of the Acquiring Portfolio or the Acquired Portfolio is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     (iv) On the Exchange Date, portfolio securities of the Acquired Portfolio shall be transferred by the Custodian to the account of the Acquiring Portfolio duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.

     (c) Valuation.

     (i) The net asset value per share of the Series I, Series II and NAV shares of the Acquiring Portfolio and the net value of the assets of the Acquired Portfolio to be transferred in exchange for such Series I, Series II and NAV shares shall be determined as of the Effective Time of the Reorganization. The net asset value per share of the Series I, Series II and NAV shares of the Acquiring Portfolio shall be computed by the Custodian in the manner set forth in the Trust's Declaration of Trust or By-laws and then current prospectus and statement of additional information and shall be computed to not less than two decimal places. The net value of the assets of the Acquired Portfolio to be transferred shall be computed by the Custodian by calculating the value of the assets of the Acquired Portfolio and by subtracting therefrom the amount of the liabilities assigned and transferred to the Acquiring

Portfolio, said assets and liabilities to be valued in the manner set forth in the Trust's Declaration of Trust or By-laws and then current prospectus and statement of additional information.

     (ii) The number of Series I, Series II and NAV shares of the Acquiring Portfolio to be issued (including fractional shares, if any) by the Acquiring Portfolio in exchange for the Acquired Portfolio's assets shall be determined by dividing the net value of the assets of the Acquired Portfolio attributable to shares of each class and to be transferred by the net asset value per share of the corresponding Series I, Series II and NAV shares of the Acquiring Portfolio, both as determined in accordance with Section 1(c)(i).

     (iii) All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Acquiring Portfolio and the Acquired Portfolio.

2. REPRESENTATIONS AND WARRANTIES OF THE TRUST ON BEHALF OF EACH ACQUIRING PORTFOLIO

     The Trust on behalf of each Acquiring Portfolio represents and warrants as follows:

     (a) Organization, Existence, etc. The Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquiring Portfolio is a validly existing series of shares of such business trust representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of the Acquiring Portfolio and the Trust has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

     (b) Registration as Investment Company. The Trust is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

     (c) Current Offering Documents. The current prospectus of the Trust dated April 28, 2006, as supplemented, and the current statement of additional information of the Trust dated April 28, 2006, as supplemented, and as each may be further supplemented or amended, included in the Trust's registration statement on Form N-1A filed with the Securities and Exchange Commission ("Commission"), comply in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (d) Capitalization. The Trust has an unlimited number of authorized shares of beneficial interest, par value $.01 per share. All of the outstanding shares of the Trust have been duly authorized and are validly issued, fully paid and non-assessable (except as disclosed in the Trust's prospectus and recognizing that under Massachusetts law, shareholders of a Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such Trust portfolio). All of the issued and outstanding shares of the Acquiring Portfolio have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

     (e) Financial Statements. The Financial Statements of the Trust for the fiscal year ended December 31, 2005, which have been audited by the independent registered public accounting firm retained by the Trust, fairly present the financial position of the Acquiring Portfolio as of the dates thereof and its results of operations and changes in net assets for each of the periods indicated in accordance with generally accepted accounting principles ("GAAP").

     (f) Shares to be Issued Upon Reorganization. The Acquiring Portfolio Shares to be issued in connection with the Reorganization will be duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable (except as disclosed in the Trust's prospectus and recognizing that under Massachusetts law, shareholders of a Trust Portfolio could, under certain circumstances, be held personally liable for the obligations of such Portfolio).

     (g) Authority Relative to this Plan. The Trust, on behalf of the Acquiring Portfolio, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Trust's Board of Trustees and no other proceedings by the Trust other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. The Trust is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

     (h) Liabilities. There are no liabilities of the Acquiring Portfolio, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Trust's Financial Statements with respect to the Acquiring Portfolio and liabilities incurred in the ordinary course of business subsequent to December 31, 2005 or otherwise previously disclosed to the Trust with respect to the Acquiring Portfolio, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Portfolio.

     (i) No Material Adverse Change. Since December 31, 2005, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Portfolio, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

     (j) Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Trust, threatened which would adversely affect the Trust or the Acquiring Portfolio's assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Trust or the Acquiring Portfolio and, to the knowledge of the Trust, there are no regulatory investigations of the Trust or the Acquiring Portfolio, pending or threatened, other than routine inspections and audits.

     (k) Contracts. No default exists under any material contract or other commitment on behalf of the Acquiring Portfolio to which the Trust is subject.

     (l) Taxes. All federal and other income tax returns of the Trust with respect to the Acquiring Portfolio required to be filed by the Trust with respect to the Acquiring Portfolio have been filed for all taxable years to and including December 31, 2005, and all taxes payable pursuant to such returns have been paid. To the knowledge of the Trust, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Trust with respect to the Acquiring Portfolio have been paid so far as due. The Trust and the Acquiring Portfolio currently are, at all times since their inception have been, and will continue to be up until and at the Exchange Date, in compliance with Section 817(h)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), and Treas. Reg. Section 1.817-5, as if those provisions applied directly to that Portfolio, relating to the diversification requirements for variable annuity, endowment and life insurance contracts. The Acquiring Portfolio's shares are (and since its inception have been) held only by (a) insurance company "segregated asset accounts" within the meaning of Treas. Reg. Section 1.817-5(e) and (b) other purchasers of the kind specified in Treas. Reg. Section 1.817-5(f)(3) as from time to time in effect. The Acquiring Portfolio is, and at all times since its inception has been, qualified as a "regulated investment company" under subchapter M of the Code.

     (m) No Approvals Required. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Acquired Portfolio's shareholders (referred to in Section 6(a) hereof), no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Trust of the Reorganization, except such as have been obtained as of the date hereof.

3. REPRESENTATIONS AND WARRANTIES OF THE TRUST ON BEHALF OF EACH ACQUIRED PORTFOLIO

     The Trust on behalf of each Acquired Portfolio represents and warrants as follows:

     (a) Organization, Existence, etc. The Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquired Portfolio is a validly existing series of shares of such business trust representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of the Acquired Portfolio and the Trust has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

     (b) Registration as Investment Company. The Trust is registered under the Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

     (c) Current Offering Documents. The current prospectus of the Trust dated April 28, 2006, as supplemented, and the current statement of additional information of the Trust dated April 28, 2006, as supplemented, and as each may be further supplemented or amended, included in the Trust's registration statement on Form N-1A filed with the Commission, comply in all material respects with the requirements of the Securities Act and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (d) Capitalization. The Trust has an unlimited number of authorized shares of beneficial interest, par value $.01 per share. All of the outstanding shares of the Trust have been duly authorized and are validly issued, fully paid and non-assessable (except as disclosed in the Trust's prospectus and recognizing that under Massachusetts law, shareholders of a Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such Trust portfolio). All such shares of the Acquired Portfolio will, at the Effective Time of the Reorganization, be held by the shareholders of record of the Acquired Portfolio as set forth on the books and records of the Trust in the amounts set forth therein, and as set forth in any list of shareholders of record provided to the Acquiring Portfolio for purposes of the Reorganization, and no such shareholders of record will have any preemptive rights to purchase any Acquired Portfolio shares, and the Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Portfolio shares (other than any existing dividend reinvestment plans of the Acquired Portfolio or as set forth in this Plan), nor are there outstanding any securities convertible into any shares of the Acquired Portfolio (except pursuant to any existing exchange privileges described in the current prospectus and statement of additional information of the Trust). All of the Acquired Portfolio's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

     (e) Financial Statements. The Financial Statements of the Trust for the fiscal year ended December 31, 2005, which have been audited by the independent registered public accounting firm retained by the Trust, fairly present the financial position of the Acquired Portfolio as of the dates thereof and its results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

     (f) Authority Relative to this Plan. The Trust, on behalf of the Acquired Portfolio, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Trust's Board of Trustees and no other proceedings by the Trust other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. The Trust is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

     (g) Liabilities. There are no liabilities of the Acquired Portfolio, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Trust's Financial Statements with respect to the Acquired Portfolio and liabilities incurred in the ordinary course of business subsequent to December 31, 2005 or otherwise previously disclosed to the Trust with respect to the Acquired Portfolio, none of which has been materially adverse to the business, assets or results of operations of the Acquired Portfolio.

     (h) No Material Adverse Change. Since December 31, 2005, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquired Portfolio, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

     (i) Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Trust, threatened which would adversely affect the Trust or the Acquired Portfolio's assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Trust or the Acquired Portfolio and, to the knowledge of the Trust, there are no regulatory investigations of the Trust or the Acquired Portfolio, pending or threatened, other than routine inspections and audits.

     (j) Contracts. The Trust is not subject to any contracts or other commitments on behalf of the Acquired Portfolio (other than this Plan) which will not be terminated with respect to the Acquired Portfolio without liability to the Trust or the Acquired Portfolio as of or prior to the Effective Time of the Reorganization.

     (k) Taxes. All federal and other income tax returns of the Trust with respect to the Acquired Portfolio required to be filed by the Trust with respect to the Acquired Portfolio have been filed for all taxable years to and including December 31, 2005, and all taxes payable pursuant to such returns have been paid. To the knowledge of the Trust, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Trust with respect to the Acquired Portfolio have been paid so far as due. The Trust and the Acquired Portfolio currently are, at all times since their inception have been, and will continue to be up until and at the Exchange Date, in compliance with Section 817(h)(1) of the Code and Treas. Reg. Section 1.817-5, as if those provisions applied directly to that Portfolio, relating to the diversification requirements for variable annuity, endowment and life insurance contracts. The Acquired Portfolio's shares are (and since its inception have been) held only by (a) insurance company "segregated asset accounts" within the meaning of Treas. Reg. Section 1.817-5(e) and (b) other purchasers of the kind specified in Treas. Reg. Section 1.817-5(f)(3) as from time to time in effect. The Acquired Portfolio is, and at all times since its inception has been, qualified as a "regulated investment company" under subchapter M of the Code.

     (l) No Approvals Required. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Acquired Portfolio's shareholders referred to in Section 6(a) hereof, no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Trust of the Reorganization, except such as have been obtained as of the date hereof.

4. COVENANTS OF THE TRUST ON BEHALF OF EACH ACQUIRING PORTFOLIO

     The Trust on behalf of each Acquiring Portfolio covenants to the following:

     (a) Registration Statement. On behalf of the Acquiring Portfolio, the Trust shall file with the Commission a Registration Statement on Form N-14 (the "Registration Statement") under the Securities Act relating to the Acquiring Portfolio Shares issuable hereunder and the proxy statement of the Acquired Portfolio relating to the meeting of the Acquired Portfolio's shareholders referred to in Section 5(a) herein. At the time the Registration Statement becomes effective, the Registration Statement (i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations") and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Acquired Portfolio's shareholders meeting referred to in Section 5(a) hereof, and at the Effective Time of the Reorganization, the proxy statement/prospectus (the "Prospectus") and statement of additional information (the "Statement of Additional Information") included therein, as amended or supplemented by any amendments or supplements filed by the Trust, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (b) Cooperation in Effecting Reorganization. The Trust on behalf of the Acquiring Portfolio agrees to use all reasonable efforts to effectuate the Reorganization, to continue in operation thereafter, and to obtain any necessary regulatory approvals for the Reorganization.

     (c) Operations in the Ordinary Course. Except as otherwise contemplated by this Plan, the Trust with respect to the Acquiring Portfolio shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

5. COVENANTS OF THE TRUST ON BEHALF OF EACH ACQUIRED PORTFOLIO

     The Trust on behalf of each Acquired Portfolio covenants to the following:

     (a) Meeting of the Acquired Portfolio's Shareholders. The Trust shall call and hold a meeting of the shareholders of the Acquired Portfolio for the purpose of acting upon this Plan and the transactions contemplated herein.

     (b) Portfolio Securities. With respect to the assets to be transferred in accordance with Section 1(a), the Acquired Portfolio's assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned, and any deferred or prepaid expenses shown as an asset on the Trust's books. At least five (5) business days prior to the Exchange Date, the Acquired Portfolio will provide the Trust, for the benefit of the Acquiring Portfolio, with a list of its assets and a list of its stated liabilities. The Acquired Portfolio shall have the right to sell any of the securities or other assets shown on the list of assets prior to the Exchange Date but will not, without the prior approval of the Trust, on behalf of the Acquiring Portfolio, acquire any additional securities other than securities which the Acquiring Portfolio is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). In the event that the Acquired Portfolio holds any investments that the Acquiring Portfolio would not be permitted to hold, the Acquired Portfolio will dispose of such securities prior to the Exchange Date to the extent practicable and to the extent that its shareholders would not be materially affected in an adverse manner by such a disposition. In addition, the Trust will prepare and deliver, on the Exchange Date, immediately prior to the Effective Time of the Reorganization, a Statement of Assets and Liabilities of the Acquired Portfolio as of the Effective Time of the Reorganization and prepared in accordance with GAAP (the "Schedule"). All securities to be listed in the Schedule for the Acquired Portfolio as of the Effective Time of the Reorganization will be owned by the Acquired Portfolio free and clear of any liens, claims, charges, options and encumbrances, except as indicated in the Schedule, and, except as so indicated, none of such securities is or, after the Reorganization as contemplated hereby, will be subject to any restrictions, legal or contractual, on the disposition thereof (including restrictions as to the public offering or sale thereof under the Securities Act) and, except as so indicated, all such securities are or will be readily marketable.

     (c) Registration Statement. In connection with the preparation of the Registration Statement, the Trust on behalf of the Acquired Portfolio will furnish the information relating to the Acquired Portfolio required by the Securities Act and the Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Acquired Portfolio, (i) will comply in all material respects with the provisions of the Securities Act and the Regulations and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Acquired Portfolio's shareholders meeting referred to in Section 5(a) and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by the Trust, insofar as they relate to the Acquired Portfolio, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement, Prospectus or Statement of Additional Information made in reliance upon and in conformity with information furnished by the Trust with respect to the Acquired Portfolio for use in the Registration Statement, Prospectus or Statement of Additional Information as provided in this Section 5(c).

     (d) Cooperation in Effecting Reorganization. The Trust on behalf of the Acquired Portfolio agrees to use all reasonable efforts to effectuate the Reorganization and to obtain any necessary regulatory approvals for the Reorganization.

     (e) Operations in the Ordinary Course. Except as otherwise contemplated by this Plan, the Trust with respect to the Acquired Portfolio shall conduct its business in the ordinary course until the consummation of the

Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

     (f) Statement of Earnings and Profits. As promptly as practicable, but in any case within 60 days after the Exchange Date, the Trust on behalf of the Acquired Portfolio shall prepare a statement of the earnings and profits of the Acquired Portfolio for federal income tax purposes, and of any capital loss carryovers and other items that the Acquiring Portfolio will succeed to and take into account as a result of Section 381 of the Code.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST ON BEHALF OF EACH ACQUIRED PORTFOLIO

The obligations of the Trust on behalf of each Acquired Portfolio with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

     (a) Approval by the Acquired Portfolio's Shareholders. This Plan and the transactions contemplated by the Reorganization shall have been approved by the requisite vote of the shares of the Acquired Portfolio entitled to vote on the matter ("Acquired Shareholder Approval").

     (b) Covenants, Warranties and Representations. With respect to the Acquiring Portfolio, the Trust shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 2(i)) in the financial condition, results of operations, business, properties or assets of the Acquiring Portfolio since December 31, 2005.

     (c) Regulatory Approval. The Registration Statement shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued and all other approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained (collectively, the "Regulatory Approvals").

     (d) Tax Opinion. The Trust shall have received the opinion of Dykema Gossett PLLC, dated on or before the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to the Trust, as to certain of the federal income tax consequences under the Code of the Reorganization insofar as it relates to the Acquired Portfolio and the Acquiring Portfolio (the "Tax Opinion"). For purposes of rendering its opinion, Dykema Gossett PLLC may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the Prospectus and Statement of Additional Information, and on such other written representations as a senior officer of the Trust will have verified as of the Effective Time of the Reorganization. The opinion will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (1) the transaction does not qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and will be treated as a taxable transaction;
(2) the Acquired Portfolio will recognize gain or loss on each of its assets transferred to the Acquiring Portfolio equal to the difference between (i) the fair market value of such assets and (ii) the adjusted basis of such assets; (3) the Acquired Portfolio will be entitled to a deduction for dividends paid to its shareholders in an amount sufficient to offset its regulated investment company taxable income and its capital gains and therefore will not incur any federal income tax liability for its last complete year ending on the date of the Reorganization; (4) the Acquiring Portfolio will not recognize gain or loss upon the receipt of the assets of the Acquired Portfolio; (5) the basis of each of the assets acquired by the Acquiring Portfolio will be the fair market value of such assets as of the Effective Time of the Reorganization; (6) the Acquiring Portfolio's holding period for the assets acquired from the Acquired Portfolio will start as of the Effective Time of the Reorganization; (7) the shareholders of the Acquired Portfolio will recognize any gain or loss upon the exchange of shares of the Acquired Portfolio for shares of the Acquiring Portfolio they received pursuant to the Reorganization; (8) the basis of the shares of the Acquiring Portfolio received by the former shareholders of the Acquired Portfolio will be the fair market value of the shares of the Acquiring Portfolio as of the Effective Time of the Reorganization; (9) the holding period of the former shareholders of the Acquired Portfolio for their shares of the Acquiring Portfolio will start as of the Effective Time of the Reorganization; and (10) no contract owner will recognize any gain or loss solely as a result of the Reorganization.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST ON BEHALF OF EACH ACQUIRING PORTFOLIO

     The obligations of the Trust on behalf of each Acquiring Portfolio with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

     (a) Approval by the Acquired Portfolio's Shareholders. The Acquired Shareholder Approval shall have been obtained with respect to the Acquired Portfolio.

     (b) Covenants, Warranties and Representations. With respect to the Acquired Portfolio, the Trust shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 3(h) in the financial condition, results of operations, business, properties or assets of the Acquired Portfolio since December 31, 2005.

     (c) Portfolio Securities. All securities to be acquired by the Acquiring Portfolio in the Reorganization shall have been approved for acquisition by John Hancock Investment Management Services, LLC (or, at its discretion, by the subadviser for the Acquiring Portfolio) as consistent with the investment policies of the Acquiring Portfolio.

     (d) Regulatory Approval. The Regulatory Approvals shall have been obtained.

     (e) Distribution of Income and Gains. The Trust on behalf of the Acquired Portfolio shall have distributed to the shareholders of the Acquired Portfolio all of the Acquired Portfolio's investment company taxable income (without regard to the deductions for dividends paid) as defined in Section 852(b)(2) of the Code for its taxable year ending on the Exchange Date and all of its net capital gain as such term is used in Section 852(b)(3) of the Code, after reduction by any capital loss carryforward, for its taxable year ending on the Exchange Date.

     (f) Tax Opinion. The Trust shall have received the Tax Opinion.

8. AMENDMENTS; TERMINATIONS; NO SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS

     (a) Amendments. The Trust may, by an instrument in writing authorized by the Board of Trustees, amend this Plan at any time before or after approval hereof by the shareholders of the Acquired Portfolios, but after such approval, no amendment shall be made which substantially changes the terms hereof.

     (b) Waivers. At any time prior to the Effective Time of the Reorganization, the Trust, on behalf of any or all of the Acquired and Acquiring Portfolios, may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it or such Portfolio or Portfolios contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit or the benefit of such Portfolio or Portfolios contained herein, except that conditions set forth in Sections 6(c) and 7(d) may not be waived.

     (c) Termination. This Plan may be terminated by the Trust at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Acquired Portfolios, without liability on the part of any party hereto, its Trustees, officers or shareholders, in the event that the Board of Trustees determines that proceeding with this Plan is not in the best interests of the shareholders or contract owners of any or all of the Acquired and the Acquiring Portfolios or for any other reason.

     (d) Unless the Trust shall otherwise determine by written instrument, this Plan shall terminate without liability as of the close of business on January 31, 2007 if the Effective Time of the Reorganization is not on or prior to such date.

     (e) Survival. No representations, warranties or covenants in or pursuant to this Plan, except for the provisions of Section 5(f) and Section 9 of this Plan, shall survive the Reorganization.

9. EXPENSES

     The expenses of the Reorganization will be borne by the Acquired and Acquiring Portfolios and will be allocated between the Portfolios on the basis of their relative net assets as of June 30, 2006. If the Reorganization is not consummated, the expenses of the Reorganization will be paid by John Hancock Investment Management Services, LLC. Such expenses include, without limitation,
(i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Plan; (ii) expenses associated with the preparation and filing of the Registration Statement (other than registration fees payable to the Commission in respect of the registration of the Acquiring Portfolio shares registered thereby, which shall be payable by the Acquiring Portfolio;
(iii) fees and expenses of preparing and filing such forms as are necessary under any applicable state securities laws in connection with the Reorganization; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees and (viii) solicitation costs relating to the Reorganization.

10. RELIANCE

     All covenants and agreements made under this Plan shall be deemed to have been material and relied upon by the Acquired Portfolios, the Acquiring Portfolios and the Trust notwithstanding any investigation made by such party or on its behalf.

11. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     (a) The section and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

     (b) This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

     (c) This Plan shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

     (d) This Plan shall bind and inure to the benefit of the Trust, the Acquired Portfolios and the Acquiring Portfolios and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

     (e) The name "John Hancock Trust" is the designation of the Trustees under an Agreement and Declaration of Trust dated September 29, 1988, as amended, and all persons dealing with the Trust must look solely to the Trust's property for the enforcement of any claims against the Trust, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust. No series of the Trust shall be liable for claims against any other series of the Trust.

IN WITNESS WHEREOF, the undersigned have executed this Plan as of the date first above written.

                                        JOHN HANCOCK TRUST
                                        on behalf of each Acquired Portfolio


                                        BY:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        JOHN HANCOCK TRUST
                                        on behalf of each Acquiring Portfolio


                                        BY:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        For purposes of Sections 1(a)(ii) and 9
                                        of this Agreement only:

                                        JOHN HANCOCK INVESTMENT MANAGEMENT
                                        SERVICES, LLC


                                        BY:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------